Exhibit 10.45

 LIMITED Consent

This Limited consent (this “Limited Consent”) is entered into as of April 4, 2013, by and among BLUEFLY, INC., a Delaware corporation (the “Lead Borrower”), the Persons named on Schedule 1.01 to the Credit Agreement referred to below (collectively, together with the Lead Borrower, the “Borrowers”), the Persons named on Schedule 1.02 to the Credit Agreement referred to below (collectively, the “Guarantors”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and SALUS CAPITAL PARTNERS, LLC, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are party to that certain Credit Agreement dated as November 13, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, Section 6.01(a) of the Credit Agreement requires the Loan Parties to deliver to the Agent, within 90 days of the end of each Fiscal Year of the Lead Borrower, certain financial statements;

WHEREAS, Lead Borrower has failed to deliver such financial statements for the year ended December 31, 2012 (the “2012 Financials”), and Lead Borrower has requested that the Agent consent to a fifteen (15) day extension of the deadline to deliver such 2012 Financials.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

1.           GENERAL. Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement.

2.           Limited Consent. The Agent hereby consents to an extension of the deadline to April 15, 2013 for the Lead Borrower to deliver the 2012 Financials to the Agent. This Limited Consent shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Lead Borrower or any other Loan Party to any other or further consent in any similar or other circumstances.

3.           INTEGRATION; REAFFIRMATION. This Limited Consent, together with the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior and contemporaneous proposals, negotiations, agreements, and understandings relating to the subject matter. Lead Borrower acknowledges that it is relying on no statement, representation, warranty, covenant, or agreement of any kind made by the Agent or any Lender or any employee or agent of Agent or any Lender, except for the agreements of the Agent and the Lenders set forth herein and in the Loan Documents. No modification, rescission, waiver, release, or amendment of any provision of this Limited Consent shall be made, except by a written agreement signed by the Agent, the Lenders and Loan Parties. Except as otherwise stated herein, the Loan Documents remain in full force and effect.

4.          GOVERNING LAW, HEADINGS. This Limited Consent is one of the Loan Documents. THIS LIMITED CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. The headings and captions in this Limited Consent are for the convenience of the parties only and are not a part of this Limited Consent.

5.          Counterparts; Electronic Execution. This Limited Consent may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Limited Consent by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Limited Consent.

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IN WITNESS WHEREOF, the parties have caused this Limited Consent to be executed as of the date first written above.

BLUEFLY, INC., as a Borrower

By:

Name:

Title:

EVT ACQUISITION CO., LLC, as a Borrower

By:

Name:

Title:

SALUS CAPITAL PARTNERS, LLC,
as Administrative Agent and as Collateral Agent

By:

Name:

Title:

SALUS CLO 2012-1, LTD.,
as a Lender

By:

Name:

Title: